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                           CONTIFINANCIAL CORPORATION
                                   Guarantor


                                  in favor of


                   GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                               AND CERTAIN OTHERS



                            -----------------------

                               GUARANTY AGREEMENT

                            Dated September 25, 1997

                            -----------------------





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         Guaranty Agreement (this "Agreement"), dated September 25, 1997, from
ContiFinancial Corporation, a Delaware corporation (the "Guarantor") in favor of GMAC Commercial Mortgage Securities, Inc. ("GMAC-CMS"), and all additional persons and entities entitled to indemnification under Section 9 of the Mortgage Loan Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), between GMAC-CMS as purchaser and ContiTrade Services L.L.C. as seller (such additional persons and entities, the "Other Beneficiaries").

         GMAC-CMS requires, as an inducement and a condition precedent to its entering into the Purchase Agreement with ContiTrade Services L.L.C. (the "Seller") that the Guarantor guarantees certain of the obligations of the Seller under the Purchase Agreement. The Guarantor desires that GMAC-CMS enter into the Purchase Agreement and is willing to enter into this Agreement in order to induce GMAC-CMS to do so. The Seller is an indirectly wholly-owned subsidiary of the Guarantor. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows:

                                   ARTICLE I
                             GUARANTEED OBLIGATIONS

         Section 1.1 Obligations Guaranteed. The Guarantor hereby guarantees to GMAC- CMS and the Other Beneficiaries (a) the timely purchase or replacement of any Mortgage Loans which the Seller is obligated to repurchase or replace pursuant to Section 6 of the Purchase Agreement and fails to do so in accordance therewith, (b) the due and punctual payment, observance and performance of any and all of the obligations of the Seller, pursuant to
Section 9 of the Purchase Agreement, if the Seller fails to pay or perform as required thereunder, and (c) the timely payment of costs, expenses (including, without limitation, expenses of enforcement pursuant to Section 6(d) of the Purchase Agreement), if the Seller fails to pay as required under the Purchase Agreement (the "Obligations"), each Obligation as subject to any extensions or waivers agreed to in writing by GMAC-CMS or, to the extent appropriate, any of the Other Beneficiaries; provided that, notwithstanding anything herein to the contrary, in no event shall the Guarantor guaranty or otherwise be responsible for any Obligation to the extent (but only to the extent) that it has been amended, rescinded, waived, modified or in any way altered, unless and until such amendment, rescission, waiver or alteration has been consented to in writing by the Guarantor after notice to the Guarantor by the Seller. It is herein acknowledged that no Obligation under the Purchase Agreement may be amended, rescinded, waived, modified or in any way altered except by writing signed by GMAC-CMS and the Seller.

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         Section 1.2 Nature of the Guaranteed Obligations. (a) The Guarantor
further agrees that this Agreement constitutes an absolute, unconditional, irrevocable, present and continuing guaranty of performance and payment and not of collection. The Guarantor's obligations hereunder (the "Guaranty Obligations") are primary, direct, unconditional and completely independent of the obligations of any other person or entity, and are primary direct obligations of the Guarantor to GMAC-CMS and the Other Beneficiaries.

         (b) If any payment by the Seller to GMAC-CMS or any Other Beneficiary with respect to any Obligation is rescinded or must be returned by GMAC-CMS or such Other Beneficiary for any reason (including, without limitation, the entry of any order under any present or future federal or state bankruptcy, insolvency or similar laws) the obligations of the Guarantor hereunder shall be reinstated with respect to such payment, subject to the proviso to Section 1.3.

         (c) Neither GMAC-CMS nor the Other Beneficiaries shall have a duty to advise the Guarantor of information known to it regarding any such conditions or circumstances described in Section 1.2(b).

         Section 1.3 Obligations of Guarantor Unconditional. The Guaranty Obligations shall remain in full force and effect until both (a) satisfaction or performance thereof in full, and (b) the obligations of the Seller under the Purchase Agreement are paid, observed, performed and satisfied in full. The Guarantor guarantees and agrees that the Obligations will be satisfied in accordance with the terms thereof. The liability of the Guarantor under this Agreement shall be absolute, unconditional and irrevocable irrespective of:

         (a) any lack of validity, legality or enforceability of the Purchase Agreement;

         (b) the failure of GMAC-CMS or any Other Beneficiary (i) to assert any claim or demand not expressly required under the terms of the Purchase Agreement or to enforce any right or remedy against the Seller under the Purchase Agreement, or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any of the Obligations;

         (c) subject to the proviso to Section 1.1, any reduction, limitation, impairment or termination of any of the obligations of the Seller under the Purchase Agreement for any reason, including any claim of waiver, release, surrender, alteration or compromise by reason of the invalidity, illegality, non-genuineness, irregularity, compromise or unenforceability of, or any other event or occurrence affecting, such obligations, except as expressly set forth in the Purchase Agreement;

         (d) subject to the proviso to Section 1.1, any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of the Purchase Agreement; and

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         (e) any other circumstance which might otherwise constitute a defense to or a discharge of the Seller of its obligations under the Purchase Agreement based upon the bankruptcy or insolvency of the Seller;

provided that, notwithstanding anything to the contrary contained herein, the Guarantor shall not be required to make a payment hereunder pursuant to the Guaranty Obligations to the extent that there exists a valid defense, set-off, discharge, right of release or equitable right of limitation on liability under the Purchase Agreement to which the Seller is rightfully entitled and that does not arise out of the bankruptcy or insolvency of the Seller.

         Section 1.4 Certain Waivers of the Guarantor. The Guarantor hereby waives:

         (a) promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Agreement, except notices to the Guarantor specifically provided in this Agreement, and (b) any requirement that GMAC-CMS or any Other Beneficiary secure, perfect or insure any security interest or exhaust any right or take any action against the Guarantor, the Seller or any other person or entity (including, without limitation, any other obligor or guarantor) or any collateral securing the Obligations.

         Section 1.5 Remedies and Waivers. No remedy herein conferred upon or reserved to GMAC-CMS or any Other Beneficiary is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No waiver of any of the provisions of this Agreement (a) shall be valid unless evidenced by a writing executed by each party to be bound thereby, (b) shall be deemed to or shall constitute a waiver of any other provision of this Agreement or any provisions of the Purchase Agreement (whether or not similar), or (c) shall constitute a continuing waiver unless otherwise expressly provided. No delay on the part of GMAC-CMS or any Other Beneficiary in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other right or remedy. No notice to or demand on the Guarantor in any case shall entitle it to any other or further notice or demand in the same or similar circumstances except to the extent expressly required by the Purchase Agreement.

         Section 1.6 No Set-off by Guarantor. No set-off, abatement, recoupment, counterclaim, reduction or diminution of a Guaranty Obligation, or any defense of any kind or nature which the Guarantor has or may have with respect to a Guaranty Obligation (other than the complete fulfillment, performance or satisfaction of such Guaranty Obligation) shall be available hereunder to the Guarantor against GMAC-CMS or any Other Beneficiary; provided, however, that the Guarantor shall be entitled to, except to the extent it arises out of the bankruptcy or insolvency of the Seller, any right of set-off, abatement, recoupment, counterclaim, reduction or diminution of any

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Obligation or any equitable defense of any kind or nature which the Seller has or may have with respect to any Obligation.

         Section 1.7 Binding Nature of Certain Adjudications. The Guarantor shall be conclusively bound by the final non-appealable adjudication in any action or proceeding, legal or otherwise, involving any controversy arising under, in connection with, or in any way relating to, any of the Obligations, and by a final judgment, award or decree entered therein, provided, in any case, that the Guarantor shall have had the right, or shall have been given the opportunity, to participate in such action or proceeding and shall have been given written notice of such action or proceeding in time to exercise such right or avail itself of such opportunity.

         Section 1.8 Costs. The Guarantor agrees to indemnify GMAC-CMS and each of the Other Beneficiaries for, and shall pay, all costs, expenses and fees, including all reasonable attorneys' fees and expenses, which may be incurred by GMAC-CMS and each of the Other Beneficiaries in enforcing or attempting to enforce a valid claim under this Agreement following any default on the part of the Guarantor hereunder, whether the same shall be enforced by suit or otherwise.

         Section 1.9 Interest. If the Guarantor shall fail to make any payment due hereunder when due in immediately available funds, the Guarantor shall pay interest on the amount of such payment from and including the date due to the date of payment at an annual rate equal to two percentage points above the "Federal funds effective rate" as published on Reuters Screen 118, as such "Federal funds effective rate" may change from time to time.

                                   ARTICLE II
                REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR

         Section 2.1 Representations and Warranties of the Guarantor. The Guarantor represents and warrants that:

         (a) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Guarantor has the full power and authority, corporate or otherwise, to guaranty the Obligations and has the power, authority, franchises and licenses (i) to own its properties and assets and to carry on and conduct its business and (ii) to execute, enter into and deliver this Agreement and to perform all of its obligations hereunder. The execution, delivery and performance of this Agreement by the Guarantor have been duly authorized by all necessary corporate, shareholder or other action, and this Agreement has been duly and validly executed and delivered by the Guarantor and is legal, valid and binding on and enforceable against the Guarantor in accordance with its terms except as such enforceability may be subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity. Any requisite consents of third parties to the execution and delivery

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of this Agreement and the performance of the obligations or transactions contemplated hereby have been obtained.

         (b) Neither the execution or delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the compliance with or performance of the terms and conditions of this Agreement by the Guarantor is prevented by, limited by, conflicts with or will result in a breach or violation of or a default under the terms, conditions or provisions of (i) its certificate of incorporation or by-laws, (ii) any material mortgage, security agreement, indenture, loan agreement or other agreement or instrument to which the Guarantor is a party or by which it is bound or (iii) any provision of law, any order of any court or administrative agency or any rule or regulation applicable to the Guarantor or its business. As of the date hereof, the Guarantor is not in default under or in violation of any of its material obligations under any material contract, agreement or undertaking to which it is a party or by which it is bound.

         (c) As of the date hereof, there is no action, proceeding or investigation pending with regard to which the Guarantor has received service of process or, to the Guarantor's knowledge, threatened against the Guarantor before any court or administrative agency that, in the reasonable and good faith judgment of the Guarantor, may (i) materially and adversely affect the ability of the Guarantor to perform its obligations under this Agreement, (ii) result in any material adverse change in the business, properties, assets or financial condition of the Guarantor, or (iii) adversely affect the enforceability of this Agreement.

         (d) As of the date hereof, the Guarantor is the owner, directly or indirectly, of 100% of the issued and outstanding membership interests of the Seller.

                                  ARTICLE III
                                 MISCELLANEOUS

         Section 3.1 Obligations Arise on Delivery of the Mortgage Loans. The Guaranty Obligations hereunder shall arise absolutely and unconditionally effective as of the Closing Date or, insofar as the Guaranty Obligations relate to Section 9 of the Purchase Agreement, effective as of the date hereof.

         Section 3.2 Survival. All warranties, representations, covenants and obligations made by the Guarantor herein shall be deemed to have been relied upon by GMAC-CMS and shall survive the delivery to GMAC-CMS of this Agreement regardless of any investigation made by or on behalf of GMAC-CMS or any of the Other Beneficiaries, until such time as the Obligations shall have been discharged pursuant to the Purchase Agreement and the Guaranty Obligations shall have been discharged pursuant to this Agreement.

         Section 3.3 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Guarantor, GMAC-CMS and the Other Beneficiaries and upon the respective

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successors, assigns, estates, heirs, executors and administrators of the
Guarantor, GMAC-CMS and the Other Beneficiaries; provided that neither GMAC-CMS nor any of the Other Beneficiaries may assign its rights hereunder except to an affiliate of the assignor or as contemplated by the following sentence; and provided, further, that the Guarantor may not assign or delegate any of its obligations hereunder without the prior written consent of GMACCMS and the Other Beneficiaries, or their respective successors and assigns, which consent shall not be unreasonably withheld. If GMAC- CMS assigns any of its rights under the Purchase Agreement in respect of the Obligations in accordance with the Purchase Agreement, then GMAC-CMS may also assign to the same party its rights hereunder in respect of the corresponding Guaranty Obligations. In addition, any entity into which the Guarantor, GMAC-CMS or any Other Beneficiary may be merged or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Guarantor, GMAC-CMS or any Other Beneficiary is a party, or any person succeeding to all or substantially all of the business of the Guarantor, GMAC-CMS or any Other Beneficiary, shall be the successor hereunder to the Guarantor, GMAC-CMS or such Other Beneficiary, as the case may be, hereunder.

         Section 3.4 Notices. All notices, certificates, demands or other communications hereunder shall be sufficiently given and shall be deemed given when mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows: (a) if to the Guarantor, addressed to ContiFinancial Corporation at 277 Park Avenue, New York, New York 10172,
Attention: Chief Counsel, (b) if to GMAC-CMS, addressed to GMAC Commercial Mortgage Securities, Inc. at 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 190448015, Attention: Ms. Elisa George, (with a copy to the General Counsel at 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 19044-8015).

         The Guarantor and GMAC-CMS may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates, demands or communications shall be sent.

         Section 3.5 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect to the subject matter hereof except as specifically set forth or incorporated herein.

         Section 3.6 Amendments, Changes and Modifications. This Agreement may not be amended, changed, modified, altered, released or terminated without the written consent of the Guarantor, GMAC-CMS and the Other Beneficiaries, or their respective successors and assigns.

         Section 3.7 Severability. The invalidity or unenforceability of any one or more phrases, sentences, paragraphs or Sections in this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement or any part thereof.

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         Section 3.8 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE GUARANTOR HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

         Section 3.9 Counterparts. This Agreement may be executed in several counterparts, each of which counterparts shall be an original and all of which together shall constitute but one and the same instrument.

         Section 3.10 Headings; Interpretation. Section and paragraph headings are not to be considered part of this Agreement, are included solely for convenience and are not intended to be full or accurate descriptions of the contents thereof. Sections and paragraphs mentioned by number only are the respective sections and paragraphs of this Agreement. The use of the terms "herein", "hereunder", "hereof", and like terms shall be deemed to refer to this entire Agreement and not merely to the particular provision in which the term is contained, unless the context clearly indicates otherwise.

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         IN WITNESS WHEREOF, the Guarantor has caused this Agreement to be duly executed and delivered,on the date first above written.


                                            CONTIFINANCIAL CORPORATION


                                            By: /s/ Scott M. Mannes
                                               --------------------------------
                                            Name: Scott M. Mannes
                                                 ------------------------------
                                            Title: Authorized Signatory
                                                  -----------------------------

                                            By: /s/ Susan C. Valenti
                                               --------------------------------
                                            Name: /s/ Susan C. Valenti
                                                 ------------------------------
                                            Title: Authorized Signatory
                                                  -----------------------------